                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Check the appropriate box:
    /X/  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                                     HTTP TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
     (1) Title of each class of securities to which transaction applies:
        Common Stock, par value $0.001 per share
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     (2) Aggregate number of securities to which transaction applies:
        23,106,573
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        In accordance with Rule 0-11(c)(1)(ii), because the proposed action is for the sole purpose of changing the registrant's domicile, no fee is required.
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                             HTTP TECHNOLOGY, INC.
                               46 BERKELEY SQUARE
                         LONDON, UNITED KINGDOM W1X 5DB

                            ------------------------

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

    This Information Statement of HTTP Technology, Inc., a Utah corporation (the "Company"), is being furnished in connection with the taking of certain actions by the holders of the majority of the outstanding eligible votes of the capital stock of the Company. The Information Statement is being mailed on or about November 27, 2000, to holders of record on November 21, 2000 (the "Record Date"), of shares of the Common Stock, par value $.001 per share (the "Common Stock") of the Company.

    The Company's capital structure consists of 50,000,000 authorized shares of Common Stock, of which 23,106,573 shares were issued and outstanding as of the Record Date.

    The following persons or entities (the "Majority Stockholders") own an aggregate of 16,820,000 shares, and accordingly, have the ability to exercise 16,820,000 votes, or 72.8% of all eligible votes as of the Record Date:

                                                          NUMBER OF SHARES      PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED   EQUITY BENEFICIALLY OWNED
------------------------                                 ------------------   -------------------------
Societe Privee, as Nominee(1)..........................        5,410,000                23.4%
  22 Grosvenor Street, London,
  United Kingdom W1X 9LF

Dr. Alexander Nill (2).................................        2,770,000                12.0%

STG Holdings PLC.......................................        6,480,000                28.0%
  16 Curzon Street,
  Mayfair, London,
  United Kingdom W1Y 7FF

T.H. Investments Ltd...................................        2,160,000                 9.3%
  Suite 2B, Centre Plaza,
  Main Street, Gibraltar

------------------------

(1) Consists of the holdings of 69 individuals and corporate entities none of which: i) hold more than 3.6% of the issued and outstanding shares of the Company; and ii) is an officer, director or control person or is related to an officer, director, control person or an affiliate.

(2) Includes 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

    The Majority Stockholders have the ability to, and intend to, approve the proposal described in this Information Statement on December 17, 2000 (the "Consent Date"):

    To approve and adopt an Agreement and Plan of Merger pursuant to which the Company would (a) change its state of incorporation from Utah to Delaware, through the merger of the Company into HTTP Technology, Inc., a Delaware corporation ("HTTP Delaware"), with HTTP Delaware to be the surviving corporation, and (b) increase its capital by increasing the number of authorized shares of Common Stock to 100,000,000 shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

            PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

    The Company's capital structure consists of 50,000,000 authorized shares of Common Stock, of which 23,106,573 shares were issued and outstanding as of the Record Date. The Company believes there are approximately 5,000 beneficial owners of its Common Stock. Each share of Common Stock is entitled to one vote per share.

    The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of the record date, by:

    - each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock;

    - each person serving as a director of the Company; each person serving as an executive officer of the Company; and

    - all executive officers and directors of the Company as a group.

    Beneficial ownership is determined in accordance with the rules of the Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the record date are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, we believe that the persons named in this table have sole voting and investment power with respect to the shares shown. Except as otherwise indicated, the address of each of the directors, executive officers and 5% shareholders in this table is as follows: HTTP Technology, Inc., 46 Berkeley Square, London, UNITED KINGDOM, W1X 5DB.

    Percentage beneficially owned is based upon 23,606,573 shares of common stock issued and outstanding as of the record date including 500,000 shares of common stock issuable upon the exercise of employee stock options granted under the 2000 Combined Incentive and Nonqualified Stock Option Plan which are exercisable within 60 days of the record date.

                                                          NUMBER OF SHARES      PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED   EQUITY BENEFICIALLY OWNED
------------------------                                 ------------------   -------------------------
BENEFICIAL OWNERS
Societe Privee, as Nominee(1) .........................       5,410,000                 22.9%
  22 Grosvenor Street, London,
  United Kingdom W1X 9LF
STG Holdings PLC ......................................       6,480,000                 27.4%
  16 Curzon Street, Mayfair,
  London, United Kingdom W1Y 7FF
T.H. Investments Ltd. .................................       2,160,000                  9.1%
  Suite 2B, Centre Plaza,
  Main Street, Gibraltar
DIRECTORS
Stefan Allesch-Taylor(2)...............................       6,630,000                 28.5%
Dr. Alexander Nill(3)..................................       2,770,000                 12.0%
Jason E. Forsyth(4)....................................         125,000                    *
Nicholas Thistleton....................................               0                    *
Sir Euan Calthorpe(5)..................................       6,480,000                 27.4%
Giorgio L. Laurenti(6).................................         110,000                    *
Martin Lechner(7)......................................          50,000                    *
Dr. Stefan Fleissner...................................           3,000                    *
Charles Schwab, Jr.(8).................................         100,000                    *
Total Officers and Directors as a Group (9 persons)....      10,638,000                 44.1%

------------------------
*   Less than 1%.

(1) Consists of the holdings of 69 individuals and corporate entities none of which: i) hold more than 3.6% of the issued and outstanding shares of the Company; and ii) is an officer, director or control person or is related to an officer, director, control person or an affiliate.

(2) Consists of 6,480,000 shares of common stock directly owned by STG Holdings PLC and 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date. As a significant shareholder and a director of STG, Mr. Allesch-Taylor may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(3) Includes 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(4) Includes 100,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(5) Consists of 6,480,000 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and a director of STG, Sir Euan Calthorpe may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(6) Includes 50,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(7) Consists of 50,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(8) Consists of 100,000 shares of common stock owned by Kensington Value Fund, LLC ("KVF"). As Managing Director of KVF, Charles Schwab, Jr. may be deemed to control the investments and voting decisions with respect to the Company's stock held by KVF.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The Company's directors and executive officers are as follows:

NAME                                 AGE            POSITION WITH COMPANY          SERVING SINCE
----                               --------   ---------------------------------  -----------------
Stefan Allesch-Taylor............     31      Chief Executive Officer,           December 22, 1999
                                              President and Director
Dr. Alexander Nill...............     31      Executive Vice President           May 12, 2000
                                              and Director
Martin Lechner...................     31      Executive Vice President and       May 12, 2000
                                              Director
Jason E. Forsyth.................     30      Chief Financial Officer            March 31, 2000
                                              and Finance Director
Nicholas Thistleton..............     31      Director                           December 22, 1999
Sir Euan Calthorpe...............     34      Director                           December 22, 1999
Giorgio L. Laurenti..............     54      Director                           March 31, 2000
Dr. Stefan Fleissner.............     36      Director                           May 12, 2000
Charles Schwab, Jr...............     36      Director                           August 14, 2000

    Directors are elected in accordance with the Company's by-laws to serve until the next annual shareholders meeting and until their successors are duly elected in their stead. The Company does not currently pay compensation to directors for services in that capacity. Officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

    STEFAN ALLESCH-TAYLOR has served as the Company's President, Chief Executive Officer and as a director since December 22, 1999. Mr. Allesch-Taylor is also Chairman of the Board of STG Holdings PLC, a major shareholder of the Company. Mr. Allesch-Taylor began his career as a stockbroker, becoming a Registered Representative of the London Stock Exchange in 1988. He has considerable commercial experience having served as a director of a wide variety of companies over the last 7 years. In April 1997, he was appointed Chief Executive of Worthing Premier Property PLC, a property investment company. The company name was changed to STG Holdings PLC and a new Board of Directors was appointed.
Mr. Allesch-Taylor was made Chairman of the Board and has implemented a new strategy to move the company operations from the real estate sector to the investment sector. He continues to serve on the Boards of a number of companies in a non-executive capacity.

    DR. ALEXANDER NILL has served as the Company's Executive Vice President and as a director since May 12, 2000. Dr. Nill has 5 years of experience in private equity investment in the Internet and technology sectors. Between 1990 and 1996, Dr. Nill achieved a BA from Maximilian University, an MBA from the European University in Munich, and a PhD in Economics from Oxford University. In 1996, Dr. Nill joined Sparta Beteiligungen AG where he built up and headed the private equity division. He was appointed to the Board of Directors in 1997. In 1999, Dr. Nill became President and Chief Executive Officer of Sparta UK Ltd in London. Dr. Nill is the Chairman of the advisory board for Red Cube AG and Vice Chairman of the advisory board for IQ Capital AG.

    JASON FORSYTH has served as the Company's Chief Financial Officer since February 9, 2000 and as a director since March 22, 2000. Mr. Forsyth has eight years of experience in accounting and finance in both Europe and the United States. He has worked in a variety of industries including software, telephony and consumer products. He has extensive commercial and corporate strategy experience and has been involved in corporate finance, seed financing, working capital fund raising and mezzanine financing. From 1997 to 1998, Mr. Forsyth implemented statistical forecasting mechanisms to reduce overheads and improve sales planning for LA Cellular (AT&T Wireless).
Mr. Forsyth has specialized in advising both start-up companies and more established businesses throughout the United States, Europe, and the Middle East. His most recent projects have focused exclusively on Internet and Internet-related enterprises. Mr. Forsyth has passed the Certified Management Accountant (CMA), Certified Financial Manager (CFM) and Certified Public Accountant (CPA) examinations. He gained a BSc (Honors) in Accountancy and Economics from Southampton University, England.

    NICHOLAS THISTLETON has served as a director of the Company since
December 22, 1999. He is also a member of the Company's Stock Option Committee and Audit Committee. Mr. Thistleton has been a technology consultant and analyst for 6 years. His project work for Spectrum Strategy Consultants between 1994 and 1997 included strategic reviews of various telecommunications, pay-TV and Internet markets in Europe and Asia for a series of large clients, and he was involved in tracking closely the development and impact of the Internet from its earliest years. More recently he has advised a number of UK Internet start-ups on product strategy, site design and implementation during the early phases. In addition, he has acted as technology advisor to STG Holdings PLC since 1997.
Mr. Thistleton was a scholar at Winchester College and gained an MA (Honors) in French and Russian from Oxford University.

    SIR EUAN CALTHORPE has served as a director of the Company since
December 22, 1999. He is also a member of the Company's Stock Option Committee and Audit Committee. He has been the principal of the private Calthorpe Estates group of companies for over 10 years. The core activity of this substantive group is real estate investment and development, spanning a wide variety of assets from leisure to retail shopping centers and serviced offices. Utilizing significant financial and management expertise, the Group has diversified investments in publishing, commerce and B2B information technology companies. These investments have included a number of successful Internet and telecommunications companies. He is a highly experienced private investor and has worked with a wide range of companies from start-ups to established public companies. He leads a team of professionals from offices in the United Kingdom and has a broad network of business connections both in Europe and the United States.

    GIORGIO LAURENTI has served as a director of the Company since March 31, 2000. Mr. Laurenti has extensive commercial experience, having served in senior management roles at Revlon for the last twelve years. He has served as President of Revlon France and Euro International since October 1999 and President of Revlon Euro International since February 1999. He was President of International Business Development at Mac Andrews & Forbes, Revlon's parent company, with the responsibility of overseeing International Mergers and Acquisitions and Development. Prior to joining Revlon, Mr. Laurenti owned OTIC, a real estate and property development company, from 1977 to 1988. He served as Chief Executive Officer of Coricama, a manufacturer of high precision surgical instruments, scissors and metal, where he was responsible for U.S. and International Development.

    MARTIN LECHNER has served as a director of the Company since May 12, 2000. Mr. Lechner is a Co-Founder of IQ Capital AG and Executive Board Member of IQ Capital SGA in Zurich. He has extensive investment banking and fund management experience with Dresdner Kleinwort Benson (Frankfurt), Keppler Asset Management (New York), and Foreign & Colonial (London). Mr. Lechner received his degree as Dipl. Kfm. in Economics at the University of Passau. He currently serves on the Supervisory Board of several U.S. and European growth companies including TopTier Software (San Jose) and Open Mind Systems (Basel).

    DR. STEFAN FLEISSNER has served as a director of the Company since May 12, 2000. He is also a member of the Company's Stock Option Committee and Audit Committee. In 1991, Dr. Fleissner founded IMAGES Communications and New Media AG, an Internet and multimedia design agency. He served as Chief Executive Officer, focusing mainly on strategic planning, brand marketing and investor relations. In 1999, he became an Executive Board member of IQ Capital AG with responsibilities for equity management, e-commerce and corporate planning.
Dr. Fleissner is a director of IQ Capital Asia PLC in Singapore and a member of the advisory board of Internet-schule.com in Munich. He has an honors degree in business management from Munich University and a doctorate in Economics from Innsbruck University.

    CHARLES SCHWAB, JR. is a manager and member of Kensington Value Fund LLC, a private family financed investment vehicle ("KVF"). KVF focuses on financing visionary entrepreneurs developing innovative ideas. KVF's Investments include all aspects of the electronic economy and technology. KVF has over 20 companies invested in its portfolio. Mr. Schwab has been managing capital for over 10 years for both domestic and international clients. He spent over four years from 1990 through 1994 with Banque Paribas in their London and New York office managing the Bank's proprietary capital. KVF began operations in late 1994.
Mr. Schwab earned a BA in economics and history from Northwestern University and an MBA in accounting and finance from the University of Chicago Graduate School of Business. He currently serves on several Boards, including Integration Associates, which designs custom analog ASIC solutions, and cMore Medical Solutions, a software developer of medical procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Each of Dr. Alexander Nill, Dr. Stefan Fleissner, Martin Lechner, Giorgio Laurenti, Jason E. Forsyth, Stefan Allesch-Taylor, Nicholas Thistleton, Sir Euan Calthorpe, T.H. Investments Ltd. and STG Holdings Plc has filed a Form 3 with the Commission. However, each such person and entity did not file such form on a timely basis as required by
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the most recent fiscal year. Each such person and entity filed one late report for one transaction. Furthermore, the failure of each such person and entity to timely file a Form 3 with the Commission is considered a knowing violation of Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On September 20, 2000, the Company acquired from Muca Group Ltd. all of the outstanding stock of Core Ventures Ltd. in exchange for 1,800,000 shares of the Company's Common Stock. Dr. Alexander Nill, a director of the Company, is the sole shareholder of Muca Group Ltd.

    On October 5, 2000, the Company acquired all of the outstanding stock of Ferman AG ("Ferman"), a Swiss investment company. The Company paid the purchase price by issuing to the stockholders of Ferman an aggregate of 2,550,000 shares of the Company's Common Stock. Dr. Alexander Nill and Martin Lechner, directors of the Company, were principal shareholders of Ferman, and in consideration for their combined 66 2/3% interest in Ferman, each received 850,000 shares of the Company's Common Stock.

    The foregoing transactions were approved by the disinterested members of the Board of Directors of the Committee. Such disinterested directors have determined that these transactions are on arms' length terms, equivalent to those which are likely to have been applicable if the transactions were with fully disinterested parties.

COMMITTEES AND MEETINGS

    The Board of Directors has established a Stock Option Committee, composed of Sir Euan Calthorpe, Nicholas Thistleton and Dr. Stefan Fleissner who are responsible for administering the

Company's 2000 Combined Incentive and Nonqualified Stock Option Plan. The members of the Stock Option Committee are no longer eligible to participate in the Stock Option Plan and qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) of the Exchange Act. The Stock Option Committee did not hold a meeting in the last fiscal year.

    The Board of Directors has also established an Audit Committee, also composed of Sir Calthorpe, Mr. Thistleton and Dr. Fleissner. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors as well as reviewing accounting and control procedures and policies. The Audit Committee held its first meeting on May 12, 2000 to adopt its written charter. The Audit Committee has not met with the independent auditors to discuss the matters required to be discussed by SAS 61, as may be modified or supplemented, and have not received written disclosures and letters from the independent auditors required by Independence Standards.

    The Board of Directors held one meeting during 1999. No director of the Company during the last fiscal year failed to attend any of the meetings of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

    The officers and directors of the Company did not receive compensation for services rendered in 1999. Commencing on or after March 2000, the Company has begun to award annual salaries to certain executive officers and directors of the Company as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                     RESTRICTED    SECURITIES
                                                                     OTHER ANNUAL      STOCK       UNDERLYING       LTIP
        NAME AND PRINCIPAL           FISCAL     SALARY     BONUS     COMPENSATION     AWARD(S)    OPTIONS/SARS    PAYOUTS
             POSITION                 YEAR       ($)        ($)           ($)           ($)            (#)          ($)
----------------------------------  --------   --------   --------   -------------   ----------   -------------   --------
Stefan Allesch-Taylor, President,
  CEO and Director(a).............    1999        $0         $0           $0             $0            0/0           $0
Christopher J. Wilkes, President,
  CEO and Director(b).............    1999        $0         $0           $0             $0            0/0           $0


                                      ALL OTHER
        NAME AND PRINCIPAL          COMPENSATION
             POSITION                    ($)
----------------------------------  -------------
Stefan Allesch-Taylor, President,
  CEO and Director(a).............       $0
Christopher J. Wilkes, President,
  CEO and Director(b).............       $0

------------------------------

(a) Mr. Allesch-Taylor will receive a salary of $202,620 in 2000.

(b) Mr. Wilkes served as the Company's President, CEO and Director from September 30, 1996 to January 10, 2000.

    Dr. Alexander Nill, Executive Vice President and a director of the Company, received no salary in 1999, and will receive a salary of $50,000 in 2000. Jason Forsyth, the Chief Financial Officer and a director of the Company, received no salary in 1999, and will receive a salary of $155,320 in 2000.

EMPLOYMENT AGREEMENTS

    To date, the Company has not entered into employment agreements with our executive officers. However, it is anticipated that the Company will enter into such employment agreements with our executive officers awarding the salaries set forth above and other forms of compensation.

OPTIONS GRANTED

    No options were granted to any directors, officers, or employees of the Company in 1999.

              PROPOSED REINCORPORATION OF THE COMPANY IN DELAWARE

INTRODUCTION

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Utah to Delaware (the "Reincorporation"). In order to accomplish the Reincorporation, the Company proposes to merge with and into its wholly-owned subsidiary, HTTP Technology, Inc., a Delaware corporation ("HTTP Delaware"). Under the terms of the merger, HTTP Delaware will be the surviving corporation, and all shareholders of the Company will automatically become shareholders of HTTP Delaware. The certificate of incorporation and by-laws of HTTP Delaware will become the governing instruments of the surviving corporation. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders because it will allow the Company to benefit from the greater measure of flexibility and predictability in corporate governance afforded by Delaware law.

EFFECTIVE DATE OF REINCORPORATION

    The Reincorporation will become effective upon the filing with and acceptance by the Delaware Secretary of State of the Certificate of Merger, which is expected to be on or about December 17, 2000, unless the Reincorporation is extended or abandoned by the Company.

THE MERGER

    HTTP Delaware will be the surviving corporation of the merger with the Company. The terms and conditions of the Reincorporation are set forth in the Agreement and Plan of Merger (the "Merger Agreement") attached to this Information Statement as Exhibit A, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, HTTP Delaware will continue to exist in its present form under the name "HTTP Technology, Inc." and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, HTTP Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of HTTP Delaware will be comprised of the same individuals who presently are members of the Board of Directors of the Company. It is anticipated that the directors of HTTP Delaware will elect as officers of HTTP Delaware the same individuals who presently serve as officers of the Company. The rights of shareholders and the corporate affairs of HTTP Delaware will be governed by the Delaware General Corporation Law ("DGCL") and by the certificate of incorporation and bylaws of HTTP Delaware, instead of the Utah Revised Business Corporation Act and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents". The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of HTTP Delaware are available for inspection by shareholders of the Company at the principal offices of the Company located at 46 Berkeley Square, London, UNITED KINGDOM W1X 5DB, +44-20-7598-4070.

    The Company's current Articles of Incorporation authorize the issuance of up to 50,000,000 shares of common stock, par value $.001 per share. The Certificate of Incorporation of HTTP Delaware increases the authorized number of shares of common stock to 100,000,000 shares, par value $.001 per share.

    Upon the effectiveness of the Reincorporation, each outstanding share of the Company's Common Stock will be automatically converted into one fully paid and nonassessable share of the Common Stock of HTTP Delaware. Also, each share of HTTP Delaware Common Stock issued and outstanding immediately prior to the merger shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of the Company's Common Stock will represent the same number of shares of HTTP Delaware Common Stock. Certificates evidencing shares of the Company's Common Stock may be exchanged for certificates evidencing HTTP Delaware's Common Stock at any time after the Reincorporation is completed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

    The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock of the Company will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of HTTP Delaware will be the same as the holder's basis in the corresponding share of common stock of the Company held immediately prior to the Reincorporation. The holder's holding period for each share of HTTP Delaware will include the period during which the holder held the corresponding share of common stock of the Company, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor HTTP Delaware will recognize gain or loss as a result of the Reincorporation, and HTTP Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, HTTP Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of the Company. The shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

    THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS

REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN DELAWARE INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

SECURITIES ACT CONSEQUENCES

    Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of HTTP Delaware will not be required.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

    The authorized capital stock of both the Company and HTTP Delaware at the time the Reincorporation becomes effective will consist of 100,000,000 shares of common stock, par value $.001 per share. As of the Record Date, 23,106,573 shares of the Company's common stock were issued and outstanding. Each share of common stock has, for all purposes, one vote per share.

COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND UTAH CORPORATE LAW AND
  CHARTER DOCUMENTS

    GENERAL

    Upon Reincorporation, the Company will change its domicile to Delaware and shall thereafter be governed by Delaware law and by the Delaware Certificate of Incorporation and the Delaware Bylaws (the "Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware and upon the effective date of the Articles of Merger, but not prior to the filing date with the Secretary of State of Utah, the Company will cease to exist in the State of Utah and will become HTTP Delaware and the outstanding shares of the common stock of the Company will be deemed for all purposes to evidence ownership of, and to represent, shares of the common stock of HTTP Delaware. The Delaware Charter Documents will replace the Articles of Incorporation and Bylaws of the Company. If the Reincorporation is consummated, holders of the common stock of the Company (and holders of options, warrants or other securities exchangeable for or convertible into common stock of the Company) will become holders of the common stock of HTTP Delaware, which will result in their rights as shareholders being governed by the laws of the State of Delaware and the Delaware Charter Documents. It is not practical to describe all of the differences between the laws of Utah and Delaware or the Utah and Delaware Charter Documents. The following is a summary of some of the significant rights of the shareholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

    AUTHORIZED CAPITAL STOCK

    The authorized capital stock of HTTP Delaware, upon closing of the merger with the Company, will consist of 100,000,000 shares of common stock, $0.001 par value. Each share of the common stock of HTTP Delaware will have one vote per share, and the right to notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

    VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

    DELAWARE. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

    UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certains sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

    SHAREHOLDERS' CONSENT WITHOUT A MEETING

    DELAWARE. Unless otherwise provided in the certificate of incorporation, action requiring the vote of shareholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

    UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. The Company's original charter pre-dates July 1, 1992 and on October 10, 2000, the shareholders of the Company elected to allow shareholders to approve, ratify and effect actions of the Company by majority written shareholder consent as permitted under Utah law.

    SHAREHOLDER VOTING REQUIREMENTS

    DELAWARE. The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business. However, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one third of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of shareholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

    UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

    DISSENTERS' RIGHTS

    DELAWARE. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under Delaware law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities
Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or
(iii) above. However, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

    UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation,
(ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

    DIVIDENDS

    DELAWARE. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

    ANTI-TAKEOVER STATUTES

    DELAWARE. Except under certain circumstances, Delaware law prohibits a "business combination" between the corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." Generally, an "interested shareholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the Board of Directors prior to the date the interested shareholder became an interested shareholder under Delaware law. Such business combinations between a corporation and an interested shareholder are prohibited unless (a) prior to the date the person became an interested director the Board of Directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder;
(b) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially where shares held subject to the plan will be tendered;
(c) the business combination is approved by a majority of the Board of Directors and by the affirmative vote of two-thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders unless any of the foregoing results from action taken, directly or indirectly, by an interested shareholder or (e) the corporation has opted out of this provision. The Delaware Certificate of Incorporation opts HTTP Delaware out of this provision.

    UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

    QUORUM OF DIRECTORS

    DELAWARE. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

    UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

    DERIVATIVE SUITS

    DELAWARE. The plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

    UTAH. A shareholder may not commence a derivative action unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a p6rson who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made to on the Board of Directors to obtain action. If a court finds that the proceeding was commenced (i) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

    SPECIAL MEETING OF SHAREHOLDERS

    DELAWARE. Shareholders generally do not have the right to call meetings of shareholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation falls to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder. The Delaware Bylaws permit a special meeting to be called at any time by a majority of the Board of Directors, the Chairman of the Board, the president of HTTP Delaware, or the holders of more than fifty percent (50%) of HTTP Delaware's issued and outstanding Common Stock entitled to vote thereat.

    UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

    AMENDMENTS TO CHARTER

    DELAWARE. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon except that if the certificate of incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by HTTP Delaware except by such greater vote.

    UTAH. The Board of Directors may propose amendments to the articles of incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

    NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

    DELAWARE. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in HTTP Delaware's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

    UTAH. The Utah law and Utah Charter Documents require that notice of shareholders, meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting. Both Delaware and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

    DIRECTORS

    DELAWARE. The Delaware Bylaws provide that the number of members of the Delaware Board shall be not less than one nor more than fifteen. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present. The initial directors shall serve until the 2001 annual meeting of shareholders or until their successors and assigns have been duly elected and taken office. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

    UTAH. The Utah Bylaws provide that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's common stock. Currently, the Company has nine directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the shareholders or a majority of the remaining directors in office, though less than a quorum. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

    ELECTION AND REMOVAL OF DIRECTORS

    DELAWARE. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of shareholders following their election. Any director, or the entire Board, may be removed with or without cause, but only by the vote of a majority of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

    UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

    INSPECTION OF BOOKS AND RECORDS

    DELAWARE. Under Delaware law, any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the company's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the company's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.

    UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

    TRANSACTIONS WITH OFFICERS AND DIRECTORS

    DELAWARE. Under Delaware law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the shareholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

    UTAH. Utah law provides that every director who, directly or indirectly, is a party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

    LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND
     DIRECTORS

    DELAWARE. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate of Incorporation eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law. Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. The Delaware Bylaws require HTTP Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit HTTP Delaware to advance expenses to any indemnitee, provided that the indemnitee undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose. Indemnification rights under Delaware law are not exclusive. Accordingly, HTTP Delaware's Bylaws specifically permit HTTP Delaware to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

    UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and
(c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances. Both the Delaware Charter Documents and Utah Charter Documents provide that HTTP Delaware and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the corporation.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

    Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. These rights are discussed above under "Comparison of Shareholder Rights Under Delaware and Utah Corporate Law and Charter Documents" at "Dissenters' Rights".

AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

    The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Company would remain as a Utah corporation.

Dated: November 27, 2000                               BY ORDER OF THE BOARD OF DIRECTORS

                                                       By:
                                                            Stefan Allesch-Taylor
                                                            CHIEF EXECUTIVE OFFICER AND PRESIDENT